
MAGNETEK

EXPERTS IN POWER AND MOTION CONTROL

ENERGY • ENGINEERED

Forward-Looking Statements



This presentation contains "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties which, in many cases, are beyond the control of the company. These include, but are not limited to, economic conditions in general, business conditions in material handling, elevator, mining, and renewable energy markets, operating conditions, competitive factors such as pricing and technology, risks associated with acquisitions and divestitures, legal proceedings and the risk that the company's ultimate costs of doing business exceed present estimates. Further information regarding factors that could affect Magnetek's results can be found in the company's filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements. Actual results could differ materially from those anticipated in the forward-looking statements and from any projections included in this presentation.

We may, in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise, publicly disclose certain numerical measures which are or may be considered "non-GAAP financial measures" under SEC Regulation G. As used herein, "GAAP" refers to generally accepted accounting principles in the United States.

Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing our financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.

This presentation includes non-GAAP measures such as EBITDA and adjusted EBITDA. EBITDA represents our GAAP results adjusted to exclude interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted to exclude non-cash pension and stock compensation expenses.

Magnetek, Inc. (NYSE: MAG)




E-FORCE
E-FORCE
E-FORCE
IMPULSE•Link 4.1
MLTX

Leading provider of digital power and motion control systems used in overhead material handling, elevator and energy delivery applications

Reasons to Own Magnetek



We Develop Innovative Electronic Products That Enhance Our Customers' Success While Saving Energy

- Our products focus on improving operational efficiency and energy savings for our customers
- Strong market position in our core material handling market
- Our renewable energy markets are in early stages of a long growth cycle (projected through 2030)
- New product introductions to drive double-digit revenue growth
- Value-added supplier – not a low-cost supplier
- Centralized operations, primarily in North America, with extensive sales channel
- Technology intensive business with limited capital requirements
- Tight control of operating expenses, with no debt and available NOLs, deliver incremental net income gains
- Increasing interest rate environment would significantly improve pension outlook

Executing Our Strategy



FINANCIAL STABILITY

- Significant cost reductions during downturn
- Means to fund organic & strategic growth


VISION

ENERGY ENGINEERED®/ ENGINEERED ENERGY®

- Energy will again become front page news
- Designing products to consume less energy
- Power conversion products providing energy

GROWTH

- Traditional markets recovering
- Emerging market opportunities
- Strategic growth initiatives

INDUSTRY EXPERTISE

- Competitive advantages in target markets
- Strong application expertise
- Product and technology focus

ENABLING CUSTOMERS TO IMPROVE EFFICIENCY AND SAVE ENERGY

Providing Energy Engineered Solutions to Our Served Markets



Material Handling – approx. 55% of sales

- Supplying digital drive systems to most of America's builders of overhead cranes and hoists


Material Handling

Energy Delivery – approx. 25% of sales

- Connecting renewable energy sources to the utility grid with our digital power inverters
- Supplying drive systems to underground mining OEMs


Energy Delivery

Elevator – approx. 20% of sales

- Providing motion control subsystems to the world's foremost elevator builders


Elevator

Bundled "Smart" Control Solutions



Material Handling

We're North America's largest independent supplier of digital drive systems for industrial cranes, hoists and monorail systems

- We bundle products with our engineered services to provide customer-specific solutions

Competitive Advantages

- Sales channel & name recognition
- Application expertise
- Broad product offering

Demonstrated ROI for Customers

- Labor and energy savings
- Increased up-time & reduced R&M
- Safer workplace environments



IMPULSE® & OMNIPULSE®
Digital Drive Subsystems
MONDEL®
Drive-by-Wire Braking Subsystems
SCS®
Load Swing-Control Hardware and Software
BLACK MAX® & BLUE MAX®
Inverter-Duty Motors
ELECTROMOTIVE®
Festoon Electrification Systems
TELEMOTIVE®
Radio Remote Crane and Hoist Controls
ELECTROBAR®
Conductor Bar Electrification Products
LASERGUARD™
Distance-Detection & Collision Avoidance Sensors

Material Handling Growth Opportunities



Industrial Automation Market ~$25M





Radio Remote Controls Market ~$150M*

*Consists of Overhead Material Handling and Mobile Hydraulic markets

- Enrange Acquisition in '08 broadens portfolio





Marine Terminal Aftermarket ~$25M**

- Entry opportunity with brakes

**Future bundling opportunities

Renewable Energy Solutions



Magnetek's E-FORCE® Inverter Platform

- Range of digital power inverters that connect renewable energy sources (wind, solar) to the utility grid
- Provides a platform for power conversion solutions ranging from 500 kW to multi-megawatts
- State renewable energy portfolio standards and tax credits will drive growth in renewable energy
- Magnetek's fastest-growing business with CY'10 sales projected at $17 million


E-FORCE
MAGNETEK

Magnetek E-Force modular inverters turn torque into alternating current to feed the utility grid.


Wind turbine turns drive shaft, producing mechanical torque.
Generator turns torque into variable-frequency alternating-current (AC).
Rectifier converts variable-frequency AC into variable-voltage direct current (DC).
Magnetek motor drive controls wind turbine's maintenance hoist.
E-FORCE power inverters serve as interface and deliver utility-grade AC to the power transmission grid.
Magnetek modular E-FORCE® power inverters regulate and transform variable DC into utility-grade AC power.

Renewable Energy Growth Opportunities



- **E-FORCE® solar inverter for grid-tied PV applications**
  - Designed to meet 500kW or 1 MW utility-scale needs (industrial facilities, solar farms)
  - Test preparation underway

- **Shelters and additional opportunities to bundle electrical controls to support utility connection of PV system**

- **New liquid cooled technology serves**
  - Near shore wind turbines
  - Turbines installed in corrosive or elevated temperature environments


E-FORCE
E-FORCE

Recently introduced 1MW solar inverter

Traditional Energy – Coal



Leading independent supplier of AC and DC digital motion control systems to underground coal mining equipment builders

- Used in coal hauling vehicles, shuttle cars, and scoops
- Largest installed base of DC drives in mining industry – provides repair & upgrade opportunities
- New AC Variable Frequency Mining drives



Elevator Drives Market Leader




Under load, an elevator motor consumes electricity as the elevator car is lifted — but actually generates energy as the car descends
Magnetek's QUATTRO™ elevator motion control system captures the energy generated by the elevator drive motor and returns it to the utility power grid
QUATTRO also minimizes power line "noise", which can interfere with building electronics, such as data processing, lighting and security systems.
With Magnetek's QUATTRO, maximum electric power is regenerated to the utility grid, saving building owners thousands of dollars in electricity bills each year.

Elevator

- Magnetek is the world's largest independent builder of highly integrated digital motion control systems for high-rise, high-speed elevators, serving the world's foremost elevator builders
- Magnetek is leading the way with our revolutionary green solution, the Quattro® regenerative drive, which provides
  - Energy savings
  - Utility rebates

High-Rise Market Leader




MAGNETEK
ELEVATOR
MAGNETEK DRIVES THE WORLD'S MOST FAMOUS BUILDINGS

Buildings from left to right

1. Petronas Tower 1, Kuala Lumpur
2. Petronas Tower 2, Kuala Lumpur
3. Sears (Willis) Tower, Chicago
4. Jin Mao Tower, Shanghai
5. Two International Finance Centre, Hong Kong
6. Central Plaza, Hong Kong
7. Bank of China Tower, Hong Kong
8. Tuntex Sky Tower, Kaohsiung
9. Aon Center, Chicago
10. John Hancock Center, Chicago
11. Burj Al Arab, Dubai
12. Chrysler Building, New York City
13. Bank of America Plaza, Atlanta
14. US Bank Tower, Los Angeles
15. Menuara Telekom, Kuala Lumpur
16. AT&T Corporate Center, Chicago
17. JPMorgan Chase Tower, Houston
18. Baiyoke Tower II, Bangkok
19. First Canadian Place, Toronto
20. Eiffel Tower, Paris
21. Stratosphere, Las Vegas
22. Luxor, Las Vegas
23. Transamerica, San Francisco
24. Bona Venture, Los Angeles

Elevator Growth Opportunities



QUATTRO®
Energy Saving Drive



- Drive provides clean, highly efficient use of electricity
- Energy savings of about $2,000 per elevator per year with Quattro regenerative drive systems
- Pull marketing strategy to Elevator consultants – embrace and adopt energy savings technology
- AC version completion FY11

New AC Product Launch – HPV900 Series 2

- Partner with Asian drive manufacturer – combines new hardware platform with Magnetek software
- Provides competitive product for larger AC market; growth platform for Europe; possible entry into Asia/South America
- Began introduction in FY10 with sales beginning to ramp in FY11
- Should provide immediate margin improvement and product platform for longer term sales growth

Balanced Growth Strategy



Seek opportunities to expand market share, geographic reach and product portfolio

ORGANIC

- Apply systems integration capability to related or similar market niches
- Continue to invest in R&D activities focused on expansion of product portfolio, performance improvement (energy savings) and cost reductions
- Continue to gain share in existing markets through successful new product introductions

ACQUISITION

- Provides growth, additional mass and synergy opportunities
- Pension becomes more manageable; potential ability to utilize NOLs
- Primary candidates – companies that specialize in development, manufacture and sale of digital power and motion control systems for niche markets

   

Performance Highlights

Magnetek Financial Overview



- Sales CAGR of 10% from FY 2005 through FY 2008
  - Down 2% in FY'09 and 18% in FY'10 ($80.6MM)
  - Q1 FY'11 (Sep-10) sales were up 39% over Q1 FY'10 to nearly $25MM
- Indirect cost reduction actions implemented during downturn resulted in $5MM annualized savings
  - Expect that more than half of this can be permanent (within a relevant sales range)
- Significant operating leverage when sales volume recovers
- Continuing investments in R&D and new product development throughout the economic downturn & increases in pension funding
- Cash of $10 million, no bank debt, and $7.5 million credit facility at Sep-10
- Significant NOL carryforwards for tax purposes
- Recent improvement in both business indicators and pension obligations

Fiscal Year 2011 Q1 Highlights
(Ended October 3, 2010)



(Amounts in US$ millions)	Q1 FY'11	Q4 FY'10	Q1 FY'10	Change
Net sales				
Material Handling	$ 12.9	$ 12.1	$ 10.9	$ 2.0
Elevator	5.4	4.9	5.0	0.4
Energy Delivery	6.6	7.3	1.9	4.7
Total net sales	**$ 24.9**	**$ 24.3**	**$ 17.8**	**$ 7.1**
Cost of sales	17.4	17.1	12.2	5.2
Gross profit	**$ 7.5**	**$ 7.2**	**$ 5.6**	**$ 1.9**
Gross margin %	**30%**	**30%**	**32%**	**-2%**
Research & development	1.0	0.9	0.9	0.1
Pension expense	1.7	2.1	2.1	(0.4)
Selling, G & A	3.9	3.3	3.9	-
Total operating expenses	6.6	6.3	6.9	(0.3)
Income (loss) from operations	**$ 0.9**	**$ 0.9**	**$ (1.3)**	**$ 2.2**
Provision for income taxes	0.2	0.3	0.2	-
Net income (loss) - continuing ops	**$ 0.7**	**$ 0.6**	**$ (1.5)**	**$ 2.2**
Earnings (loss) / share - continuing	**$ 0.02**	**$ 0.02**	**$ (0.05)**	**$ 0.07**

MH sales up 18% over prior year; FY'11 Q1 Energy Delivery includes $4.9MM renewable energy sales

FY'11 Q1 GP up nearly $2MM over prior year

FY'11 Q1 operating expenses impacted by costs for 14th week and higher R&D and S&M expenses, offset by lower pension

FY'11 Q1 income from operations improved by $2.2 million over last year

Quarterly Cash Flow Metrics




Adjusted EBITDA
Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111
$4.0
$3.0
$2.0
$1.0
$-
US$ millions


Cash Generated from Operations before Pension Funding
Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
US$ millions

Adjusted EBITDA* over the past 10 quarters = $25.1 million

**Adjusted EBITDA=EBITDA + non-cash pension expense and stock compensation expense*

Cash generated from operations pre-pension funding = $28.7 million, greater than pension funding over the past 10 quarters

Investments in R&D ($3-4MM annually) and capital ($1MM annually) have remained constant throughout the economic downturn & pension funding

Cost Savings and Leverage



Figures in US$ millions

	FY 2011 Est.	FY 2010 Est.	Change
Fixed costs ex-pension	$ 31.5	$ 30.4	$ 1.1
Pension expense	6.7	8.2	(1.5)
Total fixed costs	$ 38.2	$ 38.6	$ (0.4)
Variable margin	42%	45%	
Break-even sales at OP line	$ 91.0	$ 85.8	$ 5.2
Quarterly break-even sales	$ 22.7	$ 21.4	$ 1.3

Assumes sales mix shifts toward increasing renewable energy sales in FY 2011.

Have realized significant improvement in OP & EBITDA as sales volumes recovered

Pension Funding Scenario

Figures in US$ Millions



	Actual	Actual	Projections						Total
	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY11-16
Net sales	$ 98.2	$ 80.6	$ 102.9	$ 114.7	$ 124.2	$ 132.2	$ 144.8	$ 159.3	$ 778.1
Adjusted EBITDA	12.1	7.7	12.0	15.4	18.0	19.7	20.4	23.4	108.9
Adjusted EBITDA %	12.3%	9.6%	11.7%	13.4%	14.5%	14.9%	14.1%	14.7%	14.0%
Uses of cash:									
Estimated pension funding obligation	9.4	15.6	12.0	18.0	20.6	18.9	13.8	5.2	88.5
Capital expenditures	0.8	1.2	1.0	1.0	1.0	1.0	1.0	1.0	6.0
Working capital change & other	(2.2)	0.8	1.1	2.4	1.9	1.6	2.5	2.9	12.4
Total uses of cash	8.0	17.6	14.1	21.4	23.5	21.5	17.3	9.1	106.9
Cash generated (consumed)	4.1	(9.9)	(2.1)	(6.0)	(5.5)	(1.8)	3.1	14.3	2.0
Available cash and credit facility:									
Cash on hand	18.1	8.2	6.1	0.1	-	-	-	10.2	2.0
Credit facility availability	7.5	7.5	7.5	7.5	2.1	0.3	3.4	7.5	-
Total availability	25.6	15.7	13.6	7.6	2.1	0.3	3.4	17.7	2.0

NOTE: The above projections do not represent a long-term financial forecast.
The assumed discount rate in the above pension funding obligations is 5.6% (the current weighted average rate) for all periods presented.
The assumed return rate on plan assets is 8.0% for all periods presented.
A 100 basis point increase in interest rates reduces the aggregate funding obligation above by approximately $20 million.

Pension funding obligations significant but manageable – has not impacted our ability to invest in and grow our business

Maximize Shareholder Value



Drivers of Shareholder Value

- Capital spending and capacity utilization - impact on our sales, profits and cash flow
- Renewable energy market conditions
- Change in pension funding obligations (asset, interest rate, rules)

Recent Positive Developments

- Steady improvement since the bottom of MH business in the Jun-Sep 2009 timeframe
- Renewable energy projects are again obtaining financing
- Magnetek's pension is a variable liability subject to change – funding obligation improved by approximately $10 million since June
  - Further improvement could come from interest rate increases or asset returns
  - FY 2011 pension expense declining to approximately $6.5 million from $8.2 million in FY 2010
  - Funding options are available on the contribution side

Projecting continued improvement in quarterly results going forward



QUESTIONS?

Contact Information:
Marty Schwenner
mschwenner@magnetek.com
(262) 703-4282






Appendix

MAGNETEK

Material Handling Portfolio

With estimated North American Market Share %s



Digital AC Controls (70%)


IMPULSE
DataLogger

Digital DC Controls (30%)


OmniPulse
DDC

Pendant Stations



Power Delivery Systems (20%)



Industrial Braking Subsystems (60%)



AC/DC Radio Controls (30%)



Material Handling Overview





Automation
6%
DC Controls
6%
Brakes
14%
Service
6%
AC Controls
40%
Electrification
13%
Radios
15%

Magnetek Revenue by Product Line



Paper 5%
HMS 5%
Defense 5%
General Industry
25%
Energy
10%
Aerospace
10%
Metals
15%
Auto
10%
Metal Processing
15%

Magnetek Revenue by Industry

Recent Market Indicators

- US industrial capacity utilization increasing
- Capital spending cycle in recovery phase
- Increasing rate of growth in bookings over past 9 months

Elevator Market Overview



Key Drivers of Magnetek's Business

- Name recognition
- Long-standing OEM relationships
  - 4 of Top 5 Elevator OEMs are current customers
- Application and software algorithm expertise


Parts & Service - 14%
Quattro - 8%
AC Drives - 42%
DC Drives - 36%



Renewable Energy Market Overview



State renewable energy standards (RES), federal production tax credits and investment tax credits will drive future growth in renewable energy markets

- 28 states now have mandated RES targets
- 5 additional states have voluntary RES goals


E-FORCE
E-FORCE

Global Large Solar (>3MW) Project Update

- Over 5,098 MW installed globally
- 363 MW installed in US
- Over 24,000 MW in planning globally
- 8,900 MW in planning in US

Global On-Shore Large Wind (>5MW) Project Update

- Over 128,000 MW installed globally
- Over 42,500 MW installed in US
- Over 166,000 MW in planning globally
- Over 88,000 MW in planning in US

Mining Market Overview



Market Characteristics

- Projected increase in demand for coal
  - Accounts for over half electricity used in US today
  - Total world energy consumption projected to increase 57% by 2030
  - Coal's consumption for world energy use expected to increase 49% through 2030

Magnetek Initiatives

- Leverage large installed base of DC drives by actively marketing repairs & service
- Strong growth potential for our new AC mining products
  - Industry moving toward AC applications
- Expansion of customer base

Financial Highlights
(Fiscal Year-end June)





Net Sales in US$ millions
FY2005 FY2006 FY2007 FY2008 FY2009 FY2010
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0



Gross Profit in US$ millions
FY2005 FY2006 FY2007 FY2008 FY2009 FY2010
$35.0
$30.0
$25.0
$20.0
$15.0



Income (Loss) from Operations in US$ millions
FY2005 FY2006 FY2007 FY2008 FY2009 FY2010
$7.5
$5.0
$2.5
$-
$(2.5)
$(5.0)



EPS from Continuing Operations in US$
FY2005 FY2006 FY2007 FY2008 FY2009 FY2010
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)

Proven track record of growth in sales and profitability (pre-recession)

Quarterly Balance Sheet Metrics




Cash Balances
Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111
$20.0
$15.0
$10.0
$5.0
$-
US$ millions

Cash balances in excess of $10MM most of the past two years


AR + Inventory less AP
Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111
$25.0
$20.0
$15.0
$10.0
$5.0
$-
US$ millions

Working capital requirements declining as a % of sales – currently at 16% of annualized sales

Cash balances relatively constant during periods of pension funding

New Products Drive Growth




Net Sales Composition (US$ millions)
$100.0
$80.0
$60.0
$40.0
$20.0
2010
2009
New products
Base products


Net Sales Composition in % Terms
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
2010
2009
New products
Base products

Figures in US$ Millions

Net sales comprised of:	**2010**	**2009**	**Incr (Decr)**	**%**
Base product sales	$ 61.1	$ 79.9	$ (18.8)	-24%
New products *	19.5	18.3	1.2	7%
Total net sales	$ 80.6	$ 98.2	$ (17.6)	-18%

**** New products defined as introduced or acquired within the past 5 years***

New product sales comprised nearly 25% of FY 2010 sales, up from 19% in FY 2009